January 2017 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics Exhibit 99.1

Disclaimers & Forward Looking Statements This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s most recently filed Annual Report on Form 10-K and its subsequently filed quarterly reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Pulmatrix Snapshot Proprietary iSPERSE Technology Engineered dry powder particles enable highly efficient lung delivery independent of inhalation flow rate Strong IP provides protection into 2030s De-risked Strategy Outsourced manufacture, off-the-shelf inhalation device, 505(b)2 ANDA route to registration High Value Pipeline Products targeted at major diseases including COPD and asthma and unmet needs in rare pulmonary diseases like cystic fibrosis (CF) Experienced Team Founded by Drs. Robert Langer (MIT) and David Edwards (Harvard) Management Team/Board with a history of Respiratory biotech success (AIR/Alkermes, Civitas, Sunovion, Pearl Therapeutics) Growth Opportunities iSPERSETM technology suited for virtually any drug class Additional 505(b)2 and in-license molecules can expand pipeline

Pulmatrix Pipeline: iSPERSETM Pulmonary Therapeutics Product Class Indication Development Phase Data Readout Next Study Start Addressable Market PUR0200 LAMA COPD EU Bioequivalence/ Phase 2 Q2 2017 Pivotal Registration Study 2H 2018 $7.9B WW by 20191 PUR1900 Anti-fungal Cystic Fibrosis Phase 1/1A Phase 2 POC Q4 2018 20k patients2 ABPA Asthma >5MM patients3 PUR1500 Anti-fibrotic IPF Preclinical 140K US patients Q4 2017 Q4 2017 Cowen & Co. Therapeutic Categories Outlook, Feb 2014 Clearview Healthcare Partners, Physician Interviews Denning et al.  Med Mycol. 2013 May;51(4):361-70

Pulmatrix Team: A History of Biotech Success Terry McGuire BOD Investor (AIR, Cubist, Ironwood) Robert Clarke, PhD CEO (12+ years) (AIR, Alkermes) Steve Gillis, PhD BOD Investor (Immunex, Bluebird) Michael Higgins BOD-Audit Chair (Genzyme) Scott Rocklage, PhD BOD Investor (Cubist, Pearl) Board of Directors Management David Hava, PhD CSO (9+ years) (Harvard) Bill Duke, MBA CFO (18 months) (Genzyme, Valeritas) Mark Iwicki Chairman (Civitas, Sepracor) Matthew L. Sherman BOD (Madrigal Pharma, Wyeth)

Pulmatrix: Respiratory Focused Market Opportunity Global Respiratory Market = $33 BB by 20191 Cowen & Co. Therapeutic Categories Outlook, Feb 2014 GBI Research, 2013 Radiant Insights, 2016 GlobalData.com Pulmatrix: Seeking to unlock the full potential of inhaled drugs COPD $11.3B2 Cystic Fibrosis $695M3 IPF High unmet need

Pulmonary Platform + Product = High Value Exit Transactions Pearl Therapeutics Civitas Therapeutics Prosonix Insmed Indication COPD Parkinson’s Disease COPD Non-tuberculous Myco-bacterium Drug PT003 (LABA/LAMA) CVT-301 (L-Dopa) PSX1001 (Fluticasone propionate) Arikayce (Antibiotic) Development Stage Phase II Phase II Pre-clinical Phase III Value ($MM) Acquired (AZ/2013): $560 MM/ $1.2B total Acquired (Acorda/2014): $525MM cash Acquired (Circassia/2015): $157MM cash NASDAQ: INSM $900+MM

Delivering on Company Milestones Report Positive PUR0200 data for EU PUR0200 clinical data complete towards pivotal PK match FDA Orphan Status for PUR1900 PUR1900 Phase I/IA data in hand 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 PUR1900 Data presented At NACFC PUR0200 first patient in PUR1900 EMA submission PUR1900 first patient in Past Milestones Projected Milestones

iSPERSETM Platform: Small, dense, dispersible, and respirable salt-containing particles Variable formulation concepts to achieve product advantages (particle size, formulation, etc.) Clinically validated advantages over conventional technologies Broad novel IP portfolio in 2030s iSPERSE Technology Platform: Engineered for Exceptional Performance Multiple Platform Advantages: Highly efficient delivery allows for reduced effective doses Flow rate independence assures that even the sickest patients get their inhaled dose High drug loads (up to 85%) support delivery of higher doses by inhalation Tailored formulations allow disease-specific dose control Platform supports multiple device formats

Pulmatrix iSPERSE Strategy: De-risking the Platform Outsource GMP Manufacture: Fully integrated Pulmatrix R&D team expert in formulation/aerosol science In house spray drying capability from bench top to Size 1 scale (non-GMP) Expertly scale product concepts from early feasibility to kg scale (Size 1) Transfer CMC methods to CMO for GMP manufacture (Size 1 and up) Commercially Available, Approved Device: 510K-approved/CE-marked capsule-based inhaler Device technology for two approved inhalation products Readily available off-the-shelf from Italian manufacturer at commercial scale Easy to use, discrete device provides patient cues

PUR0200 Inhaled Long Acting Muscarinic Antagonist (LAMA)

PUR0200: Bronchodilator for COPD

Indication Overview

- 64MM COPD patients WW; 3rd leading cause of death in the U.S.[1]
- Once daily long acting muscarinic antagonist (LAMA) is the first line therapy for moderate to severe COPD patients (50%)

Product Overview

- Branded generic iSPERSE™ version of a once daily LAMA bronchodilator (Spiriva HandiHaler)
- Marketed reference product generated annual worldwide sales of €3.6B (2015)[2]
- Additional label claim expansion to asthma is expected to continue to increase future revenues

Product Development Strategy

- Focused on capital efficient development in EU and US
  - Pursuing European PK Bioequivalence Regulatory pathway
  - Existing data sets will be used to enable U.S. development pathway

1. Cowen & Co. Therapeutic Categories Outlook 2015
2. Boehringer Ingelheim 2015 Annual Report

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European Development of PK Bioequivalent Orally Inhaled Drugs European regulations provide guidance for the development of orally inhaled products by a step-wise equivalence approach Product approval based on matching PK of test product with reference Single dose PK studies as basis for approval --> No Phase 1/2/3 paradigm Acceptance if 90% confidence interval (CI) for test : reference is within acceptance range (80-125%) Precedent PK equivalence approvals for ICS-LABA combination products Lung deposition similar? Approval Systemic exposure (PK) similar?

PUR0200 Clinical Data: PK Bioequivalent Targets PUR0200 formulations Trial Design: Single dose PK study in healthy volunteers (n=42) Seven period cross-over design 5 PUR0200 formulations 2 periods of reference product administration Trial Goals: Define relationship between PUR0200 formulation parameters and PK Establish formulation strength, lung dose and particle size to achieve equivalence to reference Successful Proof of Concept (7/2016) Dose dependent and proportional increases in exposure PUR0200 PK modulated by changing particle size and lung dose PK of multiple PUR0200 formulations align with reference product PK Key criteria to demonstrating PK bioequivalence established Targets BE range Data: Cmax

PUR0200: Clinical Demonstration of iSPERSETM Efficiency Low Mid High Shows a matching patient benefit of iSPERSETM PUR0200 vs marketed product at 80% lower dose of inhaled active pharmaceutical ingredient (API) Reduced API could translate to improved cost of goods and side effect profile Clinical PD Data in COPD Patients Hava et al. 2015. European Respiratory Journal 46: PA4365

PUR0200: Next Steps in Partnership and Development EU PK Bioequivalence Path Actively negotiating partnership structure with large pharmas Preferred development path identified with target of next clinical trial FPI Q2 2017 PK Bioequivalent product registered in EU by 2019 US ANDA/505(b)2 path Goal is to partner the program and initiate US development in next 6-12 months Pre-IND meeting will be sought in 1H 2017 to gain FDA opinion of required clinical data for approval Based on precedent FDA guidance for other LAMAs, Pulmatrix plans to interrogate and evaluate alternate streamlined approaches to approval PK/PD match ANDA vs 505(b)2

PUR1900 Addressing Pulmonary Fungal Infections in Patients with Cystic Fibrosis and Severe Asthma

PUR1900: Inhaled Antifungal for CF Indication Overview CF is a fatal genetic disease of the lungs/GI tract that affects 70K patients WW; median survival of patients is 39.3 years1. Patient populations suffer from copious, static mucus leaving patients susceptible to fungal infections caused by fungal spore inhalation As patient survival improves, probability of fungal infection increases Product Overview Inhaled formulation of itraconazole (ITRA) to treat pulmonary fungal infections granted FDA orphan drug status in August 2016 Oral ITRA is first line therapy to treat Aspergillus infection with significant systemic side effects and subthreshold therapeutic levels in lung Superior PK profile when delivered by inhalation PUR1900 offers multiple promising advantages over current oral therapy High drug concentration at the site of infection Initial indications suggest improved safety and tolerability profile with potential for improved efficacy https://www.cff.org Denning et al. Med Mycol. 2013 May;51(4):361-70

PUR1900:
Fungal Infections in Cystic Fibrosis

Disease Pathophysiology

Healthy



Diseased



A combination of the host's underlying immune state as well as pathogen-driven factors ultimately determine the prevalence and overall clinical implications of fungal infections

Disease Overview

Description	• Two types of fungal infections in cystic fibrosis
	  • *Aspergillus* bronchitis (AB)
	  • Allergic bronchopulmonary *aspergillosis* (ABPA)

Patho-physiology	• Impaired mucociliary clearance assists entrapment and growth • Fungal colonization can lead to inflammation and airway remodeling
Signs and Symptoms	• Common symptoms include increased exacerbations and worsening lung function • Misdiagnosis can lead to prolonged illness

Source: Chotirmall. *Int J Biochem Cell Biol*. 2014;1(52):161
Moss. *Semin Respir Crit Care Med*. 2015;36(2):207
Physician Interviews; ClearView Analysis.

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PUR1900: Disease Prevalence of Fungal Infections in CF

Overview of Disease Prevalence by Key Patient Segment



Percent of All U.S. CF Patients
21
18
15%
12%
9%
6%
3%
0%
20%
15%
Aspergillus Bronchitis
ABPA

Aspergillus Bronchitis

- **Two recent studies from the UK estimated the prevalence of AB in CF patients to be about 30%, suggesting about ~9 K AB patients in the US.**
  - However, physicians have consistently reported that AB patients represent about 20% of the CF population

ABPA

- **Published data typically cite the ABPA population to be between 5 and 18% of the broader CF population**
  - However, KOLs suggested that 15% represents a more accurate estimate of ABPA prevalence in the CF population

Sources: Baxter. *J Allergy Clin Immunol.* 2013;132(3): 560
Armstead. *PLoS One.* 2014;9(6):e98502
Physician Interviews; ClearView Analysis.

AB: *Aspergillus* bronchitis.
ABPA: Allergic bronchopulmonary *aspergillosis.*

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Patient Referral Pathway Infectious Disease Specialist Pulmonologist Key Diagnostic Tools Clinical Presentation Wheezing, bloody sputum, shortness of breath, and overall deteriorating lung function are common manifestations In select instances, infectious disease specialists are consulted when clinical symptomology or serological findings are consistent with abnormal and / or aggressive pathogens Sputum Sample Sputum cultures support a diagnosis of Aspergillus colonization - PCR and genotyping are seeing increased utilization Imaging Longitudinal imaging studies may inform the degree of fungi-associated inflammation and overall airway deterioration Immunological Markers Used to differentiate clinical phenotypes. IgE and IgG antibodies are often elevated in ABPA and Aspergillus bronchitis, respectively PUR1900: Treating CF Patients with Fungal Infections

Relieves high treatment burden of oral antifungal therapy and improve outcomes Inhalation delivery provides improved safety and (likely superior) efficacy at a much lower total dose of drug Targeted delivery achieves high therapeutic dose directly to the site of infection avoiding GI/systemic exposure PUR1900: Inhaled Itraconazole Itraconazole Inhibits Fungal Cell Wall Synthesis Commonly used to treat Aspergillus related illness Superior PK profile when delivered by inhalation Well understood mechanism of action Why Itraconazole: PUR1900 Anticipated Advantages vs. Oral Antifungals:

PUR1900 Achieves High Lung and Low Plasma Exposure Once daily aerosol dosing of PUR1900 achieves 3x lung concentration over oral dosing at 25% the dose in pre-clinical evaluation Significantly lower systemic exposure with PUR1900 after both single and repeat doses Low level of systemic accumulation with PUR1900 relative to oral dosing PUR1900 Sporanox

Superior Efficacy Compared to Oral Treatment of Immunosuppressed Guinea Pigs Treatment with PUR1900 beginning one day after infection provides greater protection than oral dosing

PUR1900:
Cystic Fibrosis Product Profile

Physicians estimated that ~80% and ~90% of treated ABPA and Aspergillus bronchitis patients would receive PUR1900, respectively.

Segment	Key Details	Product Uptake
ABPA	• Of the treated ABPA patients, physicians suggested that **~80% would receive an inhaled antifungal** • Driven by increased physician willingness to utilize an inhaled antifungal in combination with steroids as first-line therapy given PUR1900's favorable profile	
***Aspergillus* Bronchitis**	• Physicians highlighted that **~85% of treated AB patients would likely be prescribed an inhaled antifungal**, largely due to current dissatisfaction with available agents	

~75%
~80%
100%
50%
0%
60%
Diagnosed ABPA Population
Treated ABPA Population
PUR1900 Utilization

~75%
~85%
100%
50%
0%
65%
Diagnosed AB Population
Treated AB Population
PUR1900 Utilization

Source: Physician Interviews; ClearView Analysis.

ABPA: Allergic bronchopulmonary *aspergillosis*.
AB: *Aspergillus* bronchitis.

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PUR1900: Product Profile Feedback

Physician Reaction to Key Profile Attributes

Profile Element	Favorability	Key Insights	Physician Perspective
Primary and Secondary Endpoints	High / Mod / Low	• Physicians noted both FEV_1 and steroid-sparing as clinically relevant primary endpoints	*"No matter what the primary endpoint is, I'm willing to use a novel antifungal as long as it is approved by the FDA and provides clinical benefit."*
Safety and Tolerability	High / Mod / Low	• Physicians viewed the safety and tolerability profile to be favorable and a key driver of overall enthusiasm	*"If anything, I would anticipate that itraconazole delivered directly into the lungs will result in better patient outcomes compared to oral azoles."*
Dosing and ROA	High / Mod / Low	• Physicians, often highlighted that the direct delivery to lung tissue is superior to current SOC	*"This ROA makes sense to me given the nature of the disease, and would motivate me to use this product as the preferred antifungal."*

Source: Physician Interviews ClearView Analysis.

SOC: Standard of Care
ROA: Route of Administration

Key: ABPA FEV_1; ABPA Steroid Sparing; *Aspergillus* Bronchitis FEV_1

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PUR1900: U.S. Payer Reaction

Payers expressed enthusiasm for PUR1900, highlighting that an inhaled antifungal addresses a key unmet medical need in cystic fibrosis.

"I like the product. Seems like a TOBI but for fungal infections. This would be great for patients."

Key Drivers of Payer Enthusiasm

Direct Delivery to the Lungs	• Payers noted direct delivery to the lungs as superior to systemic therapies (i.e., azoles)	*"I like that the drug is inhaled, this should directly attack the fungal infection."*
Superior Safety Profile Compared to Oral Azoles	• Respondents frequently cited the side-effects associated with oral azoles.	*"I would suspect product X is safer than things like oral itraconazole."*
Addresses Unmet Medical Need	• Payers highlighted that PUR1900 addresses an unmet medical need in CF	*"We have TOBI, and patients could use a comparable product for fungal infections."*

Source: Payer Interviews; ClearView Analysis.

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PUR1900: Significant Commercial Opportunity

Physicians identified a spectrum of potential opportunities for PUR1900 commercial footprint.

Potential LCM Opportunities for PUR1900



Potential PUR1900 LCM Opportunities
Asthma ABPA
SAFS
Lung Transplant
Chronic Pulmonary *Aspergillus*
Other Organ Transplant*
Cystic Fibrosis
Non-CF Bronchiect-asis
Immuno-comprimised
Includes heart, kidney, liver, etc.
Includes GVHD, cell transplants, HIV-AIDS, etc.

Source: Physician Interviews; ClearView Analysis.

SAFS: Severe Asthma with Fungal Sensitization.

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PUR1900: Development Strategy Formulation Development Strategy PUR1900 completing non-clinical safety testing to support Phase I clinical trials PUR1900 next generation formulation completing CMC/scale up; targeted for Phase II POC Clinical Development Strategy (Orphan Drug) FDA orphan drug designation granted for PUR1900 in CF August 2016; currently seeking similar designation in EU Qualified Infectious Disease Product (QIDP) designation granted for PUR1900 in CF January 2017 Phase I/IA trial will evaluate safety/tolerability in HNV and patients and PK in blood/sputum in asthmatics (2H 2017) Asthma patients surrogate of airway mucus phenotype Phase II 28-day POC study targeted in 2H 2018 in CF patients Expected to support both CF and asthma development Anticipate NDA in 2022

PUR1500 Inhaled Antifibrotic for Idiopathic Pulmonary Fibrosis (IPF)

PUR1500: Inhaled Antifibrotic for Idiopathic Pulmonary Fibrosis

IPF – Extremely high unmet need

- IPF is fatal disease with significant unmet need that afflicts between 132,000 – 200,000 patients in the US[1,2,4] and 40,000 patients in the EU[3,5]
- 40,000 deaths per year; 50,000 new diagnoses each year in the US[1,2,4]
- Patient decline in lung function is severe and time of death typically 2-5 years from diagnosis

Product Overview

- Inhaled formulation of anti-fibrotic to treat IPF
  - Current SOC are high dose oral therapies (Esbriet; OFEV) which both have significant dose limiting toxicities
  - Preclinical data demonstrates beneficial lung/blood PK data following lung delivery
- PUR1500 offers multiple advantages over current oral therapy
  - Improves safety and tolerability profile
  - High drug concentration to the airway to treat fibrosis
  - Potential for better efficacy and greatly reduced dose

1. Raghu G et al. *Am J Respir Crit Care Med* 2006;174:810-816
2. Olson AL et al. *Am J Respir Crit Care Med* 2007;176:227-284
3. Nalysnyk L et al. *Eur Respir Rev* 2012 Dec 1;21(126):355-361
4. Mannino DM et al. *Am J Respir Crit Care Med* 1996;153(5):1548-1552
5. Eurostat. Population Statistics Data Table: http://epp.eurostat.ec.europa.eu

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PUR1500 Exhibits Long Lung Half-Life High lung concentrations versus oral dosing at significantly lower exposure doses High lung concentrations over 48h period with corresponding low plasma exposure

Projected PULM Development Timeline and Milestones


2016
2017
2018
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
PUR0200
CMC supporting clinic
Lead-In PK
CMC supporting commercial
Pivotal PK
PUR1900
(Anti-Fungal)
CMC supporting clinic
Phase 1/1b
Phase 2 CMC
Ph 2
PUR1500
(IPF TBD)
Preclinical testing
Non-clinical
CMC
Clinical
Go / No-go
Milestone

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Share Statistics Ticker PULM Total Shares Outstanding 14.9 million Financials Cash on Hand At September 30, 2016 $7.8 million Runway based on anticipated expenses mid 2017 Cap Structure Insider Ownership 55% Key Financial Data

January 2017 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics

Glossary 505(b)2 – US regulatory pathway for changes to previously approved drugs ABPA – Allergic Bronchopulmonary Aspergillosis ANDA – Abbreviated New Drug Application for a US generic drug approval for an existing licensed medication or approved drug FEV1 – Forced Expiratory Volume in 1 Second ICS – Inhaled Corticosteroid LABA – Long Acting Beta Agonist LAMA – Long Acting Muscarinic Antagonist